SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

ESMARK INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33851	20-8626148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Earnings Call Transcript

On June 9, 2008, Esmark Incorporated (the “Company”), issued a press release announcing its financial results for the quarter ended March 31, 2008, which was filed as an exhibit to a Current Report on Form 8-K dated June 10, 2008. The Company held a conference call on June 10, 2008 at 2:00 p.m. ET to review the Company’s financial results and business prospects. The actual transcript of the conference call is filed herewith as Exhibit 99.1.

National Labor Relations Charge Press Release

On June 11, 2008, the Company issued a press release announcing that its subsidiary, Wheeling-Pittsburgh Steel Corporation, filed a charge under the National Labor Relations Act against the United Steel Workers (“USW”) alleging multiple violations of federal labor law in connection with the USW’s repeated claims that they can, and their attempts to, block the proposed acquisition of the Company by Essar Steel Holdings Limited. A copy of the press release dated June 11, 2008 is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	June 10, 2008 Earnings Call Transcript of Esmark Incorporated

99.2	Esmark Incorporated press release dated June 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ESMARK INCORPORATED

By:	/s/ Paul J. Mooney
Paul J. Mooney Executive Vice President and Chief Financial Officer

Dated: June 11, 2008